DREYFUS CASH MANAGEMENT PLUS, INC.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

The Board of Directors for your fund, Dreyfus Cash Management Plus, Inc. (the "Fund"), has approved the tax-free reorganization of the Fund into Dreyfus Cash Management (the "Acquiring Fund").  The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00.  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund and the Acquiring Fund.

The reorganization of the Fund is expected to occur on or about August 25, 2011.  Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the same class of the Acquiring Fund equal in value to the value of your shares of the same class you held of the Fund, except that holders of Service shares and Select shares of the Fund will receive Participant shares of the Acquiring Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.  Management of Dreyfus believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has the same investment objective and substantially similar investment management policies as the Fund.  The Acquiring Fund has a comparable total annual expense ratio and a comparable performance record as the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

After careful review, the Fund's Board of Directors has unanimously approved the reorganization of the Fund.  The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that has a comparable total annual expense ratio and a comparable performance record as the Fund.  In approving the reorganization, the Fund's Board of Directors determined that the reorganization is in the best interests of the Fund and its shareholders and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote.  We do, however, ask that you review carefully the enclosed prospectus/information statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions or need additional information, please call 1-800-346-3621 (individuals or entities for whom institutions may purchase or redeem Fund shares should call 1-800-DREYFUS).

Sincerely,

Bradley J. Skapyak President Dreyfus Cash Management Plus, Inc.

June 28, 2011

TRANSFER OF THE ASSETS OF
DREYFUS CASH MANAGEMENT PLUS, INC.
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS CASH MANAGEMENT

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY DREYFUS CASH MANAGEMENT PLUS, INC. INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of Dreyfus Cash Management (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about August 25, 2011 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Cash Management Plus, Inc. (the "Fund").  You will receive Institutional shares, Agency shares, Administrative shares, Investor shares or Participant shares of the Acquiring Fund corresponding to your Institutional shares, Agency shares, Administrative shares, Investor shares or Participant shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  If you hold Service shares or Select shares of the Fund, you will receive Participant shares of the Acquiring Fund with a value equal to the value of your Service shares or Select shares as of the Closing Date.  The Fund will then cease operations and dissolve under Maryland law.

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Fund's Board of Directors (the "Board") believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  The Acquiring Fund has a comparable total annual expense ratio and a comparable performance record as the Fund.  The reorganization also will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.  Other potential benefits are described in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Fund and the Acquiring Fund seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  As money market funds, the Fund and the Acquiring Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to help them maintain a $1.00 share price.  The investment policies, practices and limitations (and the related risks) of the Fund and the Acquiring Fund are substantially similar.  To pursue its goal, each fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities.  Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of the Fund's and the Acquiring Fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund.  For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  The Acquiring Fund will offer you the same shareholder privileges you currently have as a shareholder of the Fund.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its respective agreement with Dreyfus, each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.20% of the value of its average daily net assets.  In addition, as of each fund's most recent fiscal year end, each class of shares of the Acquiring Fund had a comparable total annual expense ratio as the corresponding class of shares of the Fund, and Participant shares of the Acquiring Fund had a lower total annual expense ratio than Service shares and Select shares of the Fund.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the reorganization.

WHY DID THE FUND'S BOARD APPROVE THE REORGANIZATION?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund that has a comparable total annual expense ratio and a comparable performance record as the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the 1940 Act, in accordance with the Fund's Articles of Incorporation and applicable Maryland state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Transfer of the Assets of

DREYFUS CASH MANAGEMENT PLUS, INC.

To and in Exchange for Shares of

DREYFUS CASH MANAGEMENT

PROSPECTUS/INFORMATION STATEMENT
JUNE 24, 2011
_______________________________________

This Prospectus/Information Statement is being furnished to you by the Board of Directors of Dreyfus Cash Management Plus, Inc. (the "Fund") because you are a shareholder of the Fund.  As provided in an Agreement and Plan of Reorganization approved by the Fund's Board, the Fund will transfer all of its assets to Dreyfus Cash Management (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Information Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Institutional shares, Agency shares, Administrative shares, Investor shares or Participant shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Institutional shares, Agency shares, Administrative shares, Investor shares, Participant shares, Service shares or Select shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Service shares and Select shares of the Fund will receive Participant shares of the Acquiring Fund.

No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement.  THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know.  This Prospectus/Information Statement is being mailed on or about July 15, 2011 to the Fund's shareholders of record as of the close of business on June 21, 2011.

A Statement of Additional Information ("SAI") dated June 24, 2011, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or calling 1-800-346-3621 (individuals or entities for whom institutions may purchase or redeem Fund shares should call 1-800-DREYFUS).

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies known as money market mutual funds.  The Fund and the Acquiring Fund have the same investment objective and substantially similar investment management policies.  The Dreyfus Corporation ("Dreyfus") is the investment adviser for the Fund and the Acquiring Fund.  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund's Prospectus dated June 1, 2011 and Annual Report for its fiscal year ended January 31, 2011 (including its audited financial statements for the fiscal year) accompany this Prospectus/Information Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Information Statement by reference.  For a free copy of the Fund's most-recent Prospectus or Annual Report for its fiscal year ended January 31, 2011, please call your financial adviser, visit www.dreyfus.com, write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-346-3621 (individuals or entities for whom institutions may purchase or redeem Fund shares should call 1-800-DREYFUS).

TABLE OF CONTENTS

Summary	4

Reasons for the Reorganization	17

Information about the Reorganization	17

Additional Information about the Acquiring Fund and the Fund	20

Financial Statements and Experts	24

Exhibit A: Agreement and Plan of Reorganization	A-1

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction.  The Fund's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Institutional shares, Agency shares, Administrative shares, Investor shares, Participant shares, Service shares or Select shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Institutional shares, Agency shares, Administrative shares, Investor shares or Participant shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Service shares or Select shares of the Fund will receive Participant shares of the Acquiring Fund.  Thereafter, the Fund will cease operations and will dissolve under Maryland law.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund.  The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus.  Information contained in this Prospectus/Information Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Fund and the Acquiring Fund are money market funds with the same investment objective and substantially similar investment management policies.  Each fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

As a money market fund, each fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, which are designed to help money market funds maintain a stable share price of $1.00.  The Acquiring Fund, like the Fund, is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.  The maximum weighted average maturity of each fund's portfolio is 60 days and the maximum weighted average life to maturity of each fund's portfolio is 120 days.  Each fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by Dreyfus.

To pursue its goal, the Acquiring Fund, like the Fund, normally invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including:

•	securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic banks or foreign banks or thrifts or their subsidiaries or branches

•	repurchase agreements, including tri-party repurchase agreements

•	domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

•	asset-backed securities

Normally, the Acquiring Fund, like the Fund, invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

For more information on the Fund's or the Acquiring Fund's investment management policies, see "Goal and Approach" in the funds' combined Prospectus and "Description of the Funds" in the funds' combined Statement of Additional Information.

The Fund is a corporation organized under the laws of the State of Maryland.  The Acquiring Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  See "Certain Organizational Differences Between the Acquiring Fund and the Fund " below.

Investment Risks.  The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund.  Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.  Additionally, while each fund has maintained a constant share price since inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent either fund's share price from falling below $1.00.

The following are the principal risks that could reduce the Fund's or Acquiring Fund's income level and/or share price:

•
Interest rate risk.  This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates.  Each fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit.  A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.  However, the extremely short maturities of the securities held in money market portfolios – a means of achieving an overall fund objective of principal safety – reduces their potential for price fluctuation.  A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security held by the fund, can cause the security's price to fall, potentially lowering the fund's share price.  Although each fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default.  The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates.  Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

•
Banking industry risk.  The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

•
Foreign investment risk.  The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

•
Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•	Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

For a more complete description of investment risks, see "Investment Risks" in the funds' combined Prospectus and "Description of the Funds" in the funds' combined Statement of Additional Information.

Fees and Expenses.  The Acquiring Fund and the Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.20% of the value of the respective fund's average daily net assets.  In addition, each class of shares of the Acquiring Fund had a comparable total annual expense ratio as the corresponding class of shares of the Fund, and Participant shares of the Acquiring Fund had a lower total annual expense ratio than Service shares and Select shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end.

The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are based on each fund's fiscal year ended January 31, 2011.  The "Pro Forma After Reorganization" expenses are based on the fees and expenses of the funds as of the funds' fiscal year ended January 31, 2011, and assume the Reorganization was consummated on that date.  Dreyfus has undertaken to reimburse expenses of the Fund and the Acquiring Fund to maintain current yields at certain levels.  As to each fund, such undertaking is voluntary and may be terminated at any time.  The total annual fund operating expenses in the tables below do not reflect this undertaking for either fund.  Neither fund charges any sales loads, redemption fees or exchange fees.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

	Dreyfus Cash Management Plus, Inc. Institutional Shares	Dreyfus Cash Management Institutional Shares	Pro Forma After Reorganization Dreyfus Cash Management Institutional Shares
Management fees	0.20%	0.20%	0.20%
Other expenses (including shareholder services fees)	0.02%	0.01%	0.01%
Total annual fund operating expenses	0.22%	0.21%	0.21%

	Dreyfus Cash Management Plus, Inc. Agency Shares	Dreyfus Cash Management Agency Shares	Pro Forma After Reorganization Dreyfus Cash Management Agency Shares
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.06%	0.06%	0.06%
Other expenses	0.02%	0.01%	0.01%
Total annual fund operating expenses	0.28%	0.27%	0.27%

	Dreyfus Cash Management Plus, Inc. Administrative Shares	Dreyfus Cash Management Administrative Shares	Pro Forma After Reorganization Dreyfus Cash Management Administrative Shares
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.10%	0.10%	0.10%
Other expenses	0.02%	0.01%	0.01%
Total annual fund operating expenses	0.32%	0.31%	0.31%

	Dreyfus Cash Management Plus, Inc. Investor Shares	Dreyfus Cash Management Investor Shares	Pro Forma After Reorganization Dreyfus Cash Management Investor Shares
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.02%	0.01%	0.01%
Total annual fund operating expenses	0.47%1	0.46%2	0.46%3

	Dreyfus Cash Management Plus, Inc. Participant Shares	Dreyfus Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus Cash Management Participant Shares
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.40%	0.40%	0.40%
Other expenses	0.02%	0.01%	0.01%
Total annual fund operating expenses	0.62%1	0.61%2	0.61%3

	Dreyfus Cash Management Plus, Inc. Service Shares	Dreyfus Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus Cash Management Participant Shares
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.50%	0.40%	0.40%
Other expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.71%1	0.61%2	0.61%3

	Dreyfus Cash Management Plus, Inc. Select Shares	Dreyfus Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus Cash Management Participant Shares
Management fees	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.80%	0.40%	0.40%
Other expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.01%1	0.61%2	0.61%3

_____________________
1
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Fund would have been:  0.37% for Investor shares; 0.37% for Participant shares; 0.37% for Service shares; and 0.37% for Select shares.

2
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Acquiring Fund would have been:  0.37% for Investor shares; and 0.37% for Participant shares.

3
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Pro Forma combined fund would have been:  0.37% for Investor shares; and 0.37% for Participant shares.

Example

The Examples below are intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The "Pro Forma After Reorganization" Example shows the Reorganization of the Fund and the Acquiring Fund.  Each Example assumes that you invest $10,000 in the respective fund for the time periods indicated.  Each Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Examples are based on the operating expenses of the respective funds, as of the fiscal year ended January 31, 2011.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Dreyfus Cash Management Plus, Inc.
	Institutional Shares	Agency Shares	Administrative Shares	Investor Shares	Participant Shares	Service Shares	Select Shares
1 Year	$23	$29	$33	$48	$63	$73	$103
3 Years	$71	$90	$103	$151	$199	$227	$322
5 Years	$124	$157	$180	$263	$346	$395	$558
10 Years	$280	$356	$406	$591	$774	$883	$1,236

	Dreyfus Cash Management
	Institutional Shares	Agency Shares	Administrative Shares	Investor Shares	Participant Shares
1 Year	$22	$28	$32	$47	$62
3 Years	$68	$87	$100	$148	$195
5 Years	$118	$152	$174	$258	$340
10 Years	$268	$343	$393	$579	$762

	Pro Forma After Reorganization Dreyfus Cash Management
	Institutional Shares	Agency Shares	Administrative Shares	Investor Shares	Participant Shares
1 Year	$22	$28	$32	$47	$62
3 Years	$68	$87	$100	$148	$195
5 Years	$118	$152	$174	$258	$340
10 Years	$268	$343	$393	$579	$762

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Institutional shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund's Institutional shares from year to year.  The table for each fund shows the average annual total returns of the respective fund's shares over time.  Of course, past performance (before and after taxes) is no guarantee of future results.  More recent performance information may be available at www.dreyfus.com.

Dreyfus Cash Management — Institutional Shares
Year-by-year total returns as of 12/31 each year (%)

+4.14	+1.72	+1.02	+1.21	+3.10	+4.98	+5.24	+2.93	+0.52	+0.14
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q1 '01	+1.43%
Worst Quarter:	Q1 '10	+0.02%

The year-to-date total return of the Acquiring Fund's Institutional shares as of 3/31/11 was 0.03%.

Dreyfus Cash Management Average annual total returns as of 12/31/10

Share class/inception date	1 Year	5 Years	10 Years or Since Inception
Institutional Shares (3/11/85)	0.14%	2.74%	2.49%
Agency Shares (10/1/07)	0.08%	N/A	1.43%
Administrative Shares (11/21/96)	0.05%	2.64%	2.38%
Investor Shares (1/10/94)	0.00%	2.51%	2.24%
Participant Shares (11/21/96)	0.00%	2.40%	2.11%

Institutions may call toll-free 1-800-346-3621 for the current yield of each class of shares of the Acquiring Fund.  Individuals or entities for whom institutions may purchase or redeem shares of the Acquiring Fund should call the institution directly.

Dreyfus Cash Management Plus, Inc. — Institutional Shares
Year-by-year total returns as of 12/31 each year (%)

+4.27	+1.86	+1.09	+1.22	+3.11	+4.97	+5.23	+2.94	+0.47	+0.18
'01	'02	'03	'04	'05	'06	'07	'08	'09	'10

Best Quarter:	Q1 '01	+1.44%
Worst Quarter:	Q1 '10	+0.02%

The year-to-date total return of the Fund's Institutional shares as of 3/31/11 was 0.04%.

Dreyfus Cash Management Plus, Inc. Average annual total returns as of 12/31/10

Share class/inception date	1 Year	5 Years	10 Years or Since Inception
Institutional Shares (10/6/87)	0.18%	2.74%	2.52%
Agency Shares (10/1/07)	0.12%	N/A	1.42%
Administrative Shares (11/21/96)	0.09%	2.64%	2.42%
Investor Shares (1/24/94)	0.01%	2.50%	2.28%
Participant Shares (11/21/96)	0.00%	2.39%	2.14%
Service Shares (6/29/07)	0.00%	N/A	1.39%
Select Shares (6/29/07)	0.00%	N/A	1.24%

Institutions may call toll-free 1-800-346-3621 for the current yield of each class of shares of the Fund.  Individuals or entities for whom institutions may purchase or redeem shares of the Fund should call the institution directly.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $289 billion in approximately 193 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Fund's Board of Trustees approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended July 31, 2010.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $25 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

Board Members.  The Fund and the Acquiring Fund have the same Board members.  None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Primary Portfolio Manager.  Patricia A. Larkin serves as primary portfolio manager of each fund, and will continue to serve as the Acquiring Fund's primary portfolio manager after the Reorganization.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund has classified its shares into seven classes— Institutional shares, Agency shares, Administrative shares, Investor shares, Participant shares, Service shares and Select shares.  The Acquiring Fund has classified its shares into five classes— Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares.  The following table sets forth, as of January 31, 2011, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, showing the effect of the Reorganization had it occurred on such date.

	Dreyfus Cash Management Plus, Inc. Institutional Shares	Dreyfus Cash Management Institutional Shares	Pro Forma After Reorganization Dreyfus Cash Management Institutional Shares
Total net assets	$4,741,038,958	$24,512,112,493	$29,253,151,451
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	4,741,892,113	24,512,011,061	29,253,903,174

	Dreyfus Cash Management Plus, Inc. Agency Shares	Dreyfus Cash Management Agency Shares	Pro Forma After Reorganization Dreyfus Cash Management Agency Shares
Total net assets	$1,046	$60,157,085	$60,158,131
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	1,046	60,156,033	60,157,079

	Dreyfus Cash Management Plus, Inc. Administrative Shares	Dreyfus Cash Management Administrative Shares	Pro Forma After Reorganization Dreyfus Cash Management Administrative Shares
Total net assets	$693,485,233	$791,969,332	$1,485,454,565
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	693,609,932	791,968,923	1,485,578,855

	Dreyfus Cash Management Plus, Inc. Investor Shares	Dreyfus Cash Management Investor Shares	Pro Forma After Reorganization Dreyfus Cash Management Investor Shares
Total net assets	$735,171,260	$2,948,841,271	$3,684,012,531
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	735,302,059	2,948,832,769	3,684,134,828

	Dreyfus Cash Management Plus, Inc. Participant Shares	Dreyfus Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus Cash Management Participant Shares
Total net assets	$225,042,560	$615,905,834	$840,948,394
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	225,084,112	615,899,426	840,983,538

	Dreyfus Cash Management Plus, Inc. Service Shares	Dreyfus Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus Cash Management Participant Shares
Total net assets	$4,137,948	$615,905,834	$620,043,782
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	4,138,654	615,899,426	620,038,080

	Dreyfus Cash Management Plus, Inc. Select Shares	Dreyfus Cash Management Participant Shares	Pro Forma After Reorganization Dreyfus Cash Management Participant Shares
Total net assets	$5,174,962	$615,905,834	$621,080,796
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	5,175,879	615,899,426	621,075,305

The Acquiring Fund's total net assets (attributable to Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares) and the Fund's total net assets (attributable to Institutional shares, Agency shares, Administrative shares, Investor shares, Participant shares, Service shares and Select shares), as of January 31, 2011, were $28,928,986,015 and $6,404,051,967, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund are the same.  Each fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity.  Institutions purchasing fund shares on behalf of their clients determine which class is suitable for their clients.  The minimum initial investment requirement is generally $10 million for each fund.  See "Buying and Selling Shares" in the funds' combined Prospectus and "How to Buy Shares" and "Shareholder Services" in the funds' combined Statement of Additional Information for a discussion of purchase procedures.

Service Plan and Shareholder Services Plan.  Agency shares, Administrative shares, Investor shares and Participant shares of the Acquiring Fund, and Agency shares, Administrative shares, Investor shares, Participant shares, Service shares and Select shares of the Fund, are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Service Plan").  Under the Service Plan, each fund pays its distributor, MBSC Securities Corporation ("MBSC"), an annual fee based on the value of the average daily net assets attributable to such class of shares for distributing such classes of shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares.  These services include answering shareholder inquiries regarding the funds and providing reports and other information, and services related to the maintenance of shareholder accounts.  Under the Service Plan, as to each relevant class, MBSC may make payments to certain financial institutions in respect to these services.  As to each fund, the fees payable under the Service Plan are payable without regard to actual expenses incurred.  Because Rule 12b-1 fees are paid out of the assets attributable to the relevant class of fund shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See "Service Plans" in the funds' combined Statement of Additional Information for a discussion of the Service Plan.

There are no Service Plan fees for Institutional shares of the Acquiring Fund or the Fund.  Institutional shares of the Acquiring Fund and the Fund, however, are subject to a Shareholder Services Plan pursuant to which MBSC is reimbursed an amount not to exceed 0.25% of the value of the fund's average daily net assets attributable to Institutional shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.  There are no Shareholder Services Plan fees for any other class of fund shares.  See "Shareholder Services Plans" in the funds' combined Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are the same.  See "Buying and Selling Shares" in the funds' combined Prospectus and "How to Redeem Shares" and "Shareholder Services" in the funds' combined Statement of Additional Information for a discussion of redemption procedures.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are the same.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See "Services for Fund Investors" in the funds' combined Prospectus and "Shareholder Services" in the funds' combined Statement of Additional Information for a further discussion of the shareholder services offered.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are the same.  Each fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the transfer agent is open for regular business.  The Fund and the Acquiring Fund usually pay dividends on the last calendar day of each month, which are automatically reinvested in additional shares of the relevant fund at net asset value or, at the investor's option, paid in cash.  Distributions from net realized capital gains, if any, generally are declared and paid once a year, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See "Distributions and Taxes" in the funds' combined Prospectus and "Dividends, Distributions and Taxes" in the funds' combined Statement of Additional Information for a further discussion of the funds' dividend policies.

Certain Organizational Differences Between the Acquiring Fund and the Fund.  The Acquiring Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Acquiring Fund's By-Laws and applicable Massachusetts law.  The Fund is a Maryland corporation, and the rights of its shareholders are governed by the Fund's Articles of Incorporation (the "Charter"), the Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders.  The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of a majority, in the case of the Acquiring Fund, and 30%, in the case of the Fund, of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund's outstanding voting shares.  Moreover, the relevant Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that 30% of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  The Fund's By-Laws provides that one-third of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund stockholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Acquiring Fund or Fund are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund, or the Acquiring Fund's Board members.  The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Fund's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Fund is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Fund's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Acquiring Fund's Trust Agreement and By-Laws, and subject to the 1940 Act, a Board member is entitled to indemnification against all liability and expenses reasonably incurred by such Board member in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Board member, unless such Board member is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Board member is entitled to advances of expenses in the course of litigation if (i) such Board member undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Board member provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Board member or independent legal counsel determine there is a reason to believe the Board member ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Board members.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Fund, the Fund's Charter, the Fund's By-Laws and the Maryland Code, and the Acquiring Fund, the Acquiring Fund's Trust Agreement, the Acquiring Fund's By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Fund's Charter and By-Laws or the Acquiring Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Fund's Board and to the Acquiring Fund's Board that the Fund be consolidated with the Acquiring Fund.  The Fund's Board and the Acquiring Fund's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as the Fund, offers potential benefits to Fund shareholders.  The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a comparable total annual expense ratio and a comparable performance record as the Fund, without diluting such shareholders' interests.  As of January 31, 2011, the Fund had net assets of approximately $6.4 billion and the Acquiring Fund had net assets of approximately $28.9 billion.  By combining the Fund with the Acquiring Fund, which has substantially larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also may benefit Dreyfus because such increase in assets may reduce the amount of fees and expenses, if any, Dreyfus has voluntarily agreed to waive or reimburse to maintain the Acquiring Fund's current yields at certain levels.

In determining whether to approve the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated expense ratios of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund and the Acquiring Fund.

For the reasons described above, the Fund's Board and the Acquiring Fund's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A.  The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on August 25, 2011 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund (with net assets attributable to Service shares and Select shares of the Fund being exchanged for Participant shares of the Acquiring Fund), computed as of 5:00 p.m., Eastern time, on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Shareholder Guide—How to Buy Shares" in the funds' combined Prospectus and under the caption "Determination of Net Asset Value" in the funds' combined Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares, except that holders of Service shares and Select shares of the Fund will receive Participant shares of the Acquiring Fund.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be dissolved under Maryland law.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.  Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Board of the Acquiring Fund or of the Fund.  The Plan also may be amended prior to the Reorganization by the Board of the Acquiring Fund or of the Fund.  The Board of the Acquiring Fund or of the Fund may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $72,000, which will be borne by Dreyfus.  The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets in exchange solely for Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund (with holders of Service shares and Select shares of the Fund receiving Participant shares of the Acquiring Fund) in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Institutional shares, Agency shares, Administrative shares, Investor shares, Participant shares, Service shares and Select shares for Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares (with holders of Service shares and Select shares of the Fund receiving Participant shares of the Acquiring Fund) pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended January 31, 2011, the Fund had unused capital loss carryforwards of approximately $1,151,726.  All of these capital loss carryforwards will expire on January 31, 2018.  A portion of the Fund's capital loss carryforwards will be used to offset the Fund's year-to-date (through March 31, 2011) net realized tax gain of $688,867, which would result in net capital loss carryforwards of approximately $462,859.  While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Fund.  In addition, capital losses arising in taxable years beginning after December 31, 2010 must be applied before capital loss carryforwards arising in prior years.  If the Reorganization is consummated, the combination of these and other factors on the use of capital loss carryforwards may result in a portion of the capital loss carryforwards of the Fund expiring unused.

Sale of Portfolio Securities.  As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have the same investment objective and substantially similar investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization.  The Fund and the Acquiring Fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Information Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-94930).  Information about the Fund is incorporated by reference into this Prospectus/Information Statement from the Fund's Prospectus, forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-16693).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of April 29, 2011, either of record or beneficially, 5% or more of a class of the outstanding shares of the Fund and the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Fund—Institutional Shares

Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	31.0487%	4.1519%

Amalgamated Bank 275 Seventh Avenue New York, NY 10001-6708	12.0586%	1.6125%

Teachers Retirement System of LA 8401 United Plaza Blvd., Suite 3 Baton Rouge, LA 70809-7017	8.7013%	1.1636%

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	5.8084%	0.7767%

Fund—Agency Shares

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	99.2866%	0.1068%

Fund—Administrative Shares

Morgan Keegan & Co. Inc. For the Exclusive Benefit of Customers 50 North Front Street Memphis, TN 38103-2126	32.2677%	14.3728%

Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	28.1833%	12.5535%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.0600%	10.2715%

Fund—Investor Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	80.7102%	16.8959%

Northern Trust, as Trustee FBO Gannett Company Defined Contribution Plan P.O. Box 92994 Chicago, IL 60675-0001	6.4993%	1.3606%

Fund—Participant Shares

First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	30.9178%	6.4247%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	27.2096%	5.6541%

Tim Fogerty & Diane Fogerty, Trustees Tim Fogerty Trust c/o Argos Partners LLC 7733 Forsyth Blvd., Suite 1375 Clayton, MO 63105-1834	7.8055%	1.6220%

Fund—Service Shares

Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	99.9397%	0.2102%

Fund—Select Shares

Reliance Trust Co. II 1100 Abernathy Road Atlanta, GA 30328-5620	100%	0.7283%

Acquiring Fund—Institutional Shares

Boston & Company P.O. Box 534005 Pittsburgh, PA 15253-4005	31.0901%	27.0651%

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	26.6311%	23.1834%

Acquiring Fund—Agency Shares

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	98.7074%	98.6023%

Acquiring Fund—Administrative Shares

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	58.9209%	32.6768%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.3948%	6.8740%

Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	12.0222%	6.6674%

Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customers 500 North Broadway Saint Louis, MO 63102-2110	7.9216%	4.3932%

Acquiring Fund—Investor Shares

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	49.7067%	39.3029%

BNY (OCS) Nominees Limited 1 Canada Square London, UK E14 5AL	16.6856%	13.1933%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.3068%	12.1030%

Boston & Company Attention: Cash Sweep 3 Mellon Bank Center Pittsburgh, PA 15259-0001	5.2200%	4.1275%

Mellon Financial Corporation Attention: AIS Operations Mellon Client Service Center 500 Ross Street Pittsburgh, PA 15262-0001	5.0799%	4.0167%

Acquiring Fund—Participant Shares

Hare & Co. c/o The Bank of New York Short Term Investment Funds 111 Sanders Creek Parkway, 2nd Floor East Syracuse, NY 13057-1382	36.4923%	28.6063%

Vantagetrust NAV 777 North Capitol Street, NE Washington, DC 20002-4239	26.8761%	21.0682%

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4239	9.8617%	7.7306%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of April 29, 2011, Board members and officers of each of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's or Acquiring Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended January 31, 2011 and the audited financial statements of the Acquiring Fund for its fiscal year ended January 31, 2011 have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of May 17, 2011 (the "Agreement"), among DREYFUS CASH MANAGEMENT PLUS, INC. (the "Fund"), a Maryland corporation, DREYFUS CASH MANAGEMENT (the "Acquiring Fund"), a Massachusetts business trust, and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares (collectively, the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, each of the Fund and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1          Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2          The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3          The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4          Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5          The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6          As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Institutional shares, Agency shares, Administrative shares, Investor shares, Participant shares, Service shares and Select shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares, except that holders of Service shares and Select shares of the Fund will receive Participant shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8          Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9          Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10        As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1          The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2          The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Fund's Board and the Acquiring Fund's Board, respectively.  Any provision in this Agreement to the contrary notwithstanding, if the difference between the per share net asset values of the Fund's shares and the Acquiring Fund Shares equals or exceeds $.0025 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Fund's Board and the Acquiring Fund's Board), either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025.

2.3          The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund, determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4          All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1          The Closing Date shall be August 25, 2011, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2          The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3          If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4          The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5          At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6          If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1          The Fund represents and warrants to the Acquiring Fund as follows:

(a)  The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation, as amended (the "Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended January 31, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)  Since January 31, 2011, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2         The Acquiring Fund represents and warrants to the Fund as follows:

(a)  The Acquiring Fund is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended January 31, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since January 31, 2011, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE FUND AND THE ACQUIRING FUND.

5.1          The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2          Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3          As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

5.4          The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.5          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6          The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7          As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

6.3           The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1          On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.3          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4          The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.5          The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1          This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2          If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Fund or the Fund, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3          Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1        None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2        This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be amended only by a signed writing between the parties.

11.5         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Acquiring Fund's Trust Agreement; a copy of the Acquiring Fund's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquiring Fund's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS CASH MANAGEMENT PLUS, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

DREYFUS CASH MANAGEMENT

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION

By:	/s/ Jonathan Baum
Jonathan Baum,
Chairman of the Board and Chief Executive Officer

ATTEST:	/s/ James Bitetto
James Bitetto,
Secretary

STATEMENT OF ADDITIONAL INFORMATION

JUNE 24, 2011

Acquisition of the Assets of

DREYFUS CASH MANAGEMENT PLUS, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-346-3621

By and in Exchange for Shares of

DREYFUS CASH MANAGEMENT

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-346-3621

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated June 24, 2011 relating specifically to the transfer of all of the assets and liabilities of Dreyfus Cash Management Plus, Inc. (the "Fund") in exchange solely for Institutional shares, Agency shares, Administrative shares, Investor shares and Participant shares of Dreyfus Cash Management (the "Acquiring Fund").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's and the Fund's combined Statement of Additional Information dated June 1, 2011.

2.	The Acquiring Fund's and the Fund's Annual Report for the fiscal year ended January 31, 2011.

3.	Pro forma financial statements for the combined Fund and Acquiring Fund as of January 31, 2011.

The Acquiring Fund's and the Fund's combined Statement of Additional Information, and the financial statements included in the Acquiring Fund's and the Fund's Annual Report, are incorporated herein by reference.  The Prospectus/Information Statement dated June 24, 2011 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund and the Fund's combined Statement of Additional Information dated June 1, 2011 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A, filed on May 26, 2011 (File No. 2-94930) and to the Fund's Post-Effective Amendment No. 37 to its Registration Statement on Form N-1A, filed on May 26, 2011 (File No. and 33-16693).  The financial statements of the Acquiring Fund and the Fund are incorporated herein by reference to each fund's Annual Report for its fiscal year ended January 31, 2011, filed on April 4, 2011.

PRO FORMA FINANCIAL STATEMENTS

The Board of Trustees of the Acquiring Fund and the Board of Directors of the Fund have approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Institutional, Agency, Investor, Administrative and Participant shares of the Acquiring Fund (with holders of Service and Select shares of the Fund to receive Participant shares of the Acquiring Fund) equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.

The unaudited pro forma statements of investments and assets and liabilities set forth below reflect the financial position of the Fund and the Acquiring Fund on January 31, 2011.  The unaudited pro forma statement of operations set forth below reflects the results of operations of the Fund and the Acquiring Fund for the twelve months ended January 31, 2011.  These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 31, 2011.  Actual results could differ from those estimates.

Dreyfus Cash Management PRO FORMA STATEMENT OF INVESTMENTS January 31, 2011 (Unaudited)
Dreyfus Cash Management	Dreyfus Cash Management Plus, Inc.	Dreyfus Cash Management Pro Forma Combined (*)	Dreyfus Cash Management	Dreyfus Cash Management Plus, Inc.		Dreyfus Cash Management Pro Forma Combined (*)
Adjustments

Negotiable Bank Certificates of Deposit--45.6%			Amount ($)				Value ($)
Abbey National Treasury Services (Yankee)
0.40%, 2/15/11	200,000,000		100,000,000		300,000,000	200,000,000	100,000,000	300,000,000
Bank of Montreal (Yankee)
0.27%, 3/3/11	25,000,000				25,000,000	25,000,000		25,000,000
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.38% - 0.41%, 2/16/11 - 7/11/11	1,300,000,000				1,300,000,000	1,300,000,000		1,300,000,000
Bank of Tokyo-Mitsubishi Ltd. (Yankee)
0.40%, 7/11/11			250,000,000		250,000,000		250,000,000	250,000,000
Barclays Bank
0.72% - 0.81%, 2/9/11 - 2/28/11	950,000,000	a			950,000,000	950,000,000		950,000,000
Barclays Bank
0.76% - 0.81%, 2/9/11 - 2/28/11			300,000,000	a	300,000,000		300,000,000	300,000,000
BNP Paribas (Yankee)
0.55%, 8/1/11	800,000,000				800,000,000	800,000,000		800,000,000
Citibank N.A.
0.36%, 2/24/11	500,000,000		50,000,000		550,000,000	500,000,000	50,000,000	550,000,000
Credit Agricole CIB (Yankee)
0.29% - 0.39%, 2/9/11 - 4/25/11	900,000,000				900,000,000	900,000,000		900,000,000
Credit Industriel et Commercial (Yankee)
0.34%, 2/3/11	300,000,000				300,000,000	300,000,000		300,000,000
Credit Industriel et Commercial (Yankee)
0.45%, 4/8/11			25,000,000		25,000,000		25,002,289	25,002,289
Deutsche Bank AG
0.42%, 2/1/11	750,000,000	a			750,000,000	750,000,000		750,000,000
DZ Bank AG (Yankee)
0.40% - 0.43%, 4/6/11 - 4/26/11	595,000,000				595,000,000	595,000,000		595,000,000
Fortis Bank SA/NV (Yankee)
0.39%, 4/22/11			100,000,000		100,000,000		100,000,000	100,000,000
Fortis Bank SA/NV (Yankee)
0.40% - 0.52%, 2/14/11 - 4/4/11	450,500,000				450,500,000	450,500,000		450,500,000
HSBC Bank PLC (London)
0.30%, 5/9/11			250,000,000		250,000,000		250,001,681	250,001,681
ING Bank (London)
0.29%, 2/18/11	665,000,000		50,000,000		715,000,000	665,000,000	50,000,000	715,000,000
Intesa Sanpaolo SpA (Yankee)
0.32%, 2/10/11	380,000,000				380,000,000	380,000,000		380,000,000
Lloyds TSB Bank (Yankee)
0.34% - 0.43%, 2/14/11 - 5/23/11			150,000,000		150,000,000		150,000,000	150,000,000
Lloyds TSB Bank (Yankee)
0.43%, 5/23/11	1,000,000,000				1,000,000,000	1,000,000,000		1,000,000,000
Mizuho Corporate Bank (Yankee)
0.28% - 0.38%, 2/4/11 - 4/26/11	500,000,000		150,000,000		650,000,000	500,000,000	150,000,000	650,000,000
Natixis (Yankee)
0.43%, 4/11/11	500,000,000		200,000,000		700,000,000	500,000,000	200,000,000	700,000,000
Nordea Bank Finland (Yankee)
0.29%, 4/7/11			190,000,000		190,000,000		190,000,000	190,000,000
Royal Bank of Canada
0.37%, 2/1/11	400,000,000	a			400,000,000	400,000,000		400,000,000
Royal Bank of Scotland PLC (Yankee)
0.47%, 7/11/11	500,000,000		350,000,000		850,000,000	500,000,000	350,000,000	850,000,000
Skandinaviska Enskilda Banken (Yankee)
0.35%, 4/11/11			50,000,000	b	50,000,000		50,000,000	50,000,000
Societe Generale (Yankee)
0.41% - 0.46%, 2/8/11 - 4/18/11	900,000,000		75,000,000		975,000,000	900,000,000	75,000,000	975,000,000
Svenska Handelsbanken (Yankee)
0.30%, 3/28/11	325,000,000				325,000,000	325,004,948		325,004,948
UBS (Yankee)
0.43% - 0.61%, 2/7/11 - 8/12/11	1,150,000,000		200,000,000		1,350,000,000	1,150,000,000	200,000,000	1,350,000,000
Unicredit Bank AG (Yankee)
0.46%, 2/3/11	290,500,000				290,500,000	290,500,000		290,500,000
Westpac Banking Corp.
0.30%, 2/16/11	250,000,000	a			250,000,000	250,000,000		250,000,000
Total Negotiable Bank Certificates of Deposit
(cost $13,631,004,948, $2,490,003,970 and $16,121,008,918, respectively)						13,631,004,948	2,490,003,970	16,121,008,918

Commercial Paper--16.7%
Banco Bilbao Vizcaya Argentaria
0.45%, 2/10/11	800,000,000	b	80,000,000	b	880,000,000	799,910,000	79,991,000	879,901,000
Bank of Nova Scotia
0.15%, 2/1/11	690,000,000		300,000,000		990,000,000	690,000,000	300,000,000	990,000,000
Deutsche Bank Financial LLC
0.40%, 2/14/11	300,000,000		100,000,000		400,000,000	299,956,667	99,985,556	399,942,223
DnB NOR Bank ASA
0.27%, 3/4/11	250,000,000	b			250,000,000	249,941,875		249,941,875
DnB NOR Bank ASA
0.29%, 3/29/11			210,000,000	b	210,000,000		209,905,267	209,905,267
Fortis Funding LLC
0.48%, 6/13/11			150,000,000	b	150,000,000		149,736,000	149,736,000
General Electric Capital Corp.
0.25%, 3/17/11			200,000,000		200,000,000		199,938,889	199,938,889
ING (US) Funding LLC
0.31%, 5/4/11	200,000,000				200,000,000	199,841,555		199,841,555
Intesa Funding LLC
0.35%, 2/16/11			250,000,000		250,000,000		249,963,542	249,963,542
JPMorgan Chase & Co.
0.35%, 2/1/11	525,000,000	b	250,000,000	b	775,000,000	525,000,000	250,000,000	775,000,000
Nationwide Building Society
0.32%, 2/15/11	100,000,000	b			100,000,000	99,987,555		99,987,555
NRW Bank
0.32% - 0.36%, 3/8/11 - 4/1/11	415,500,000	b			415,500,000	415,359,438		415,359,438
Societe Generale N.A. Inc.
0.40%, 4/6/11 - 5/5/11	300,000,000		100,000,000		400,000,000	299,738,333	99,896,667	399,635,000
Unicredit Delaware Inc.
0.47%, 2/17/11	250,000,000	b			250,000,000	249,947,778		249,947,778
Unicredit U.S. Finance Inc.
0.51%, 2/1/11	292,500,000	b			292,500,000	292,500,000		292,500,000
Westpac Banking Corp.
0.40%, 2/7/11	125,000,000	a,b			125,000,000	125,002,320		125,002,320
Total Commercial Paper
(cost $4,247,185,521, $1,639,416,921 and $5,886,602,442, respectively)						4,247,185,521	1,639,416,921	5,886,602,442

Asset-Backed Commercial Paper--7.4%
Amsterdam Funding Corp.
0.27%, 2/16/11	300,000,000	b			300,000,000	299,966,250		299,966,250
Argento Variable Funding LLC
0.32%, 2/2/11			65,000,000	b	65,000,000		64,999,422	64,999,422
Atlantis One Funding Corp.
0.32%, 5/9/11	500,000,000	b	200,000,000	b	700,000,000	499,568,889	199,827,555	699,396,444
Cancara Asset Securitization
0.31% - 0.46%, 4/18/11 - 7/20/11	750,000,000	b			750,000,000	748,756,667		748,756,667
CHARTA
0.55%, 2/3/11			65,000,000	b	65,000,000		64,998,014	64,998,014
CIESCO LLC
0.55%, 2/3/11			194,000,000	b	194,000,000		193,994,072	193,994,072
FCAR Owner Trust, Ser. I
0.35%, 4/28/11	210,000,000				210,000,000	209,824,417		209,824,417
Govco
0.37%, 4/27/11			75,000,000	b	75,000,000		74,934,479	74,934,479
Govco
0.40%, 6/17/11	101,000,000	b			101,000,000	100,847,378		100,847,378
Solitaire Funding Ltd.
0.30%, 4/6/11			50,000,000	b	50,000,000		49,973,333	49,973,333
Windmill Funding Corp.
0.27%, 2/16/11			100,000,000	b	100,000,000		99,988,750	99,988,750
Total Asset-Backed Commercial Paper
(cost $1,858,963,601, $748,715,625 and $2,607,679,226, respectively)						1,858,963,601	748,715,625	2,607,679,226

Corporate Notes--3.5%
Credit Suisse
0.60%, 2/22/11	500,000,000	a			500,000,000	500,000,000		500,000,000
Merrill Lynch & Co. Inc.
0.35%, 2/1/11	500,000,000		250,000,000		750,000,000	500,000,000	250,000,000	750,000,000
Total Corporate Notes
(cost $1,000,000,000, $250,000,000 and $1,250,000,000, respectively)						1,000,000,000	250,000,000	1,250,000,000

Time Deposits--10.4%
Branch Banking & Trust Co. (Grand Cayman)
0.15%, 2/1/11	100,000,000				100,000,000	100,000,000		100,000,000
Citibank N.A. (Nassau)
0.20%, 2/1/11	200,000,000				200,000,000	200,000,000		200,000,000
Commerzbank (Grand Cayman)
0.17%, 2/1/11	1,200,000,000				1,200,000,000	1,200,000,000		1,200,000,000
Dexia Credit Local (Grand Cayman)
0.21%, 2/1/11	1,200,000,000				1,200,000,000	1,200,000,000		1,200,000,000
KBC Bank (Grand Cayman)
0.18%, 2/1/11	485,000,000				485,000,000	485,000,000		485,000,000
Nordea Bank Finland (Grand Cayman)
0.17%, 2/1/11	400,000,000				400,000,000	400,000,000		400,000,000
Northern Trust Co. (Grand Cayman)
0.17%, 2/1/11	100,000,000				100,000,000	100,000,000		100,000,000
Total Time Deposits
(cost $3,685,000,000, $0 and $3,685,000,000, respectively)						3,685,000,000	0	3,685,000,000

U.S. Government Agencies--5.5%
Federal Home Loan Bank
0.30%-0.35%, 2/1/11 - 8/19/11	900,000,000	a			900,000,000	899,797,058		899,797,058
Federal Home Loan Mortgage Corp.
0.39%, 2/1/11	500,000,000	a,c	200,000,000	a,c	700,000,000	499,706,604	199,882,642	699,589,246
Federal National Mortgage Association
0.39%, 2/1/11	250,000,000	a,c	100,000,000	a,c	350,000,000	249,907,451	99,962,980	349,870,431
Total U.S. Government Agencies
(cost $1,649,411,113, $299,845,622 and $1,949,256,735, respectively)						1,649,411,113	299,845,622	1,949,256,735

Repurchase Agreements--10.8%
Barclays Capital, Inc.
0.21%, dated 1/31/11, due 2/1/11 in the amount of
$234,001,365 (fully collateralized by $225,444,400
U.S. Treasury Notes, 2.75%, due 10/31/13, value
$238,680,004)	234,000,000				234,000,000	234,000,000		234,000,000
Barclays Capital, Inc.
0.21%, dated 1/31/11, due 2/1/11 in the amount of
$370,002,158 (fully collateralized by $338,255,700
U.S. Treasury Notes, 4.13%, due 5/15/15, value
$377,400,061)			370,000,000		370,000,000		370,000,000	370,000,000
BNP Paribas
0.20%, dated 1/31/11, due 2/1/11 in the amount of
$575,003,194 (fully collateralized by $568,846,100
U.S. Treasury Notes, 3.50%, due 5/15/20, value
$586,500,097)	575,000,000				575,000,000	575,000,000		575,000,000
BNP Paribas
0.20%, dated 1/31/11, due 2/1/11 in the amount of
$350,001,944 (fully collateralized by $310,948,600
U.S. Treasury Bonds, 4.38%-6.13%, due
8/15/29-5/15/40, value $357,000,098)			350,000,000		350,000,000		350,000,000	350,000,000
Citigroup Global Markets Holdings Inc.
0.35%, dated 1/31/11, due 2/1/11 in the amount of
$150,001,458 (fully collateralized by $413,699,598
Corporate Bonds, 0%-5.81%, due 12/20/11-10/25/37,
value $154,500,001)	150,000,000				150,000,000	150,000,000		150,000,000
Citigroup Global Markets Holdings Inc.
0.35%, dated 1/31/11, due 2/1/11 in the amount of
$100,000,972 (fully collateralized by $168,540,943
Federal National Mortgage Association, 6%-6.42%, due
11/25/30-1/25/41, value $23,216,073 and $604,185,852
Government National Mortgage Association,
2.50%-6.42%, due 2/20/35-9/16/40, value $78,783,928)			100,000,000		100,000,000		100,000,000	100,000,000
Credit Suisse Securities LLC
0.21%, dated 1/31/11, due 2/1/11 in the amount of
$240,001,400 (fully collateralized by $415,978,000
U.S. Treasury Strips, due 11/15/16-5/15/30, value
$244,801,422)	240,000,000				240,000,000	240,000,000		240,000,000
Deutsche Bank Securities Inc.
0.21%, dated 1/31/11, due 2/1/11 in the amount of
$500,002,917 (fully collateralized by $2,580,000
Asian Development Bank, 1.625%-4.50%, due
9/4/12-7/15/13, value $2,747,945, $218,130,000
Federal National Mortgage Association, 1%, due
9/23/13, value $218,890,304, $6,792,000 Financing
Corp., 0%, due 9/26/18-9/26/19, value $5,039,475 and
$433,925,000 Resolution Funding Corp., 0%, due
10/15/16-10/15/29, value $283,322,685)	500,000,000				500,000,000	500,000,000		500,000,000
HSBC USA Inc.
0.32%, dated 1/31/11, due 2/1/11 in the amount of
$150,001,333 (fully collateralized by $142,512,000
Corporate Bonds, 0%-9.625%, due 2/15/11-5/1/40, value
$154,500,961)	150,000,000				150,000,000	150,000,000		150,000,000
RBC Capital Markets
0.21%-0.325%, dated 1/31/11, due 2/1/11 in the amount
of $590,004,208 (fully collateralized by $222,251,169
Corporate Bonds, 0%-13%, due 2/2/11-5/15/99, value
$226,524,740, $22,358,173 Federal National Mortgage
Association, 0%, due 10/25/32, value $24,435,695 and
due 1/31/13-9/30/13, value $357,000,088)	590,000,000				590,000,000	590,000,000		590,000,000
RBC Capital Markets
0.325%, dated 1/31/11, due 2/1/11 in the amount of
$150,001,354 (fully collateralized by $236,403,325
Corporate Bonds, 0%-6.13%, due 12/1/35-7/1/47, value
$154,500,000)			150,000,000		150,000,000		150,000,000	150,000,000
Societe Generale
0.20%, dated 1/31/11, due 2/1/11 in the amount of
$400,002,222 (fully collateralized by $145,837,400
U.S. Treasury Bills, due 7/14/11, value $145,735,897
and $258,092,200 U.S. Treasury Notes, 1.375%, due
5/15/12, value $262,264,189)	400,000,000				400,000,000	400,000,000		400,000,000
Total Repurchase Agreements						2,839,000,000	970,000,000	3,809,000,000
(cost $2,839,000,000, $970,000,000 and $3,809,000,000, respectively)

Total Investments (cost $28,910,565,183, $6,397,982,138 and $35,308,547,321, respectively) 99.9%						28,910,565,183	6,397,982,138	35,308,547,321
Cash and Receivables (Net)					0.1%	18,420,832	6,069,829	24,490,661
Net Assets					100.0%	28,928,986,015	6,404,051,967	35,333,037,982

a	Variable rate security--interest rate subject to periodic change.
b
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, these securities amounted to $4,406,788,150, $1,488,347,982 and $5,895,136,132, respectively or 15.2%, 23.2% and 16.7%, respectively of net assets.

c
The Federal Housing Finance Agency ("FHFA") placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

* As of 1/31/2011, all of the securities held by Dreyfus Cash Management Plus, Inc. comport with the investment strategies and restrictions of Dreyfus Cash Management and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Cash Management
Pro Forma Statement of Assets and Liabilities (Unaudited)
(amounts in thousands, except Net Asset Value Per Share)
January 31, 2011						Dreyfus Cash
						Management
			Dreyfus Cash			Pro Forma
		Dreyfus	Management			Combined
		Cash Management	Plus, Inc.	Adjustments**		(Note 1)
ASSETS:
Investments in securities, at value - See Statement
	of Investments *	$28,910,565	$6,397,982			$35,308,547
	Cash	18,017	15,765			33,782
	Interest receivable	13,321	1,463			14,784
	Prepaid expenses and other assets	93	157			250

	Total Assets	28,941,996	6,415,367	-		35,357,363

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	6,075	1,343			7,418
	Payable for shares of Beneficial Interest/Common Stock redeemed	6,777	9,924			16,701
	Accrued expenses	158	48			206

	Total Liabilities	13,010	11,315	-		24,325

NET ASSETS		$28,928,986	$6,404,052	-		$35,333,038

REPRESENTED BY:	Paid-in capital	$28,928,868	$6,405,204			$35,334,072
	Accumulated net realized gain (loss) on investments	118	(1,152)			(1,034)

NET ASSETS		$28,928,986	$6,404,052	-		$35,333,038

Dreyfus Cash Management, Institutional shares (unlimited number of shares of Beneficial Interest authorized)
Net Assets		$24,512,113		$4,741,039	(a)	$29,253,152
Shares outstanding		24,512,011		4,741,892	(a)	29,253,903
Net asset value, and redemption
price per share		$1.00				$1.00

Dreyfus Cash Management, Investor shares (unlimited number of shares of Beneficial Interest authorized)
Net Assets		$2,948,841		$735,171	(a)	$3,684,012
Shares outstanding		2,948,833		735,302	(a)	3,684,135
Net asset value, and redemption
price per share		$1.00				$1.00

Dreyfus Cash Management, Administrative shares (unlimited number of shares of Beneficial Interest authorized)
Net Assets		$791,969		$693,485	(a)	$1,485,454
Shares outstanding		791,969		693,610	(a)	1,485,579
Net asset value, and redemption
price per share		$1.00				$1.00

Dreyfus Cash Management, Participant shares (unlimited number of shares of Beneficial Interest authorized)
Net Assets		$615,906		$234,356	(a)	$850,262
Shares outstanding		615,899		234,399	(a)	850,298
Net asset value, and redemption
price per share		$1.00				$1.00

Dreyfus Cash Management, Agency shares (unlimited number of shares of Beneficial Interest authorized)
Net Assets		$60,157		$1	(a)	$60,158
Shares outstanding		60,156		1	(a)	60,157
Net asset value, and redemption
price per share		$1.00				$1.00

Dreyfus Cash Management Plus, Inc. Institutional shares (60 billion shares of $.001 par value Common Stock authorized)
Net Assets			$4,741,039
Shares outstanding			4,741,892
Net asset value, and redemption
price per share			$1.00

Dreyfus Cash Management Plus, Inc. Investor shares (10 billion shares of $.001 par value Common Stock authorized)
Net Assets			$735,171
Shares outstanding			735,302
Net asset value, and redemption
price per share			$1.00

Dreyfus Cash Management Plus, Inc. Administrative shares (10 billion shares of $.001 par value Common Stock authorized)
Net Assets			$693,485
Shares outstanding			693,610
Net asset value, and redemption
price per share			$1.00

Dreyfus Cash Management Plus, Inc. Participant shares (10 billion shares of $.001 par value Common Stock authorized)
Net Assets			$225,043
Shares outstanding			225,084
Net asset value, and redemption
price per share			$1.00

Dreyfus Cash Management Plus, Inc. Service shares (10 billion shares of $.001 par value Common Stock authorized)
Net Assets			$4,138
Shares outstanding			4,139
Net asset value, and redemption
price per share			$1.00

Dreyfus Cash Management Plus, Inc. Select shares (10 billion shares of $.001 par value Common Stock authorized)
Net Assets			$5,175
Shares outstanding			5,176
Net asset value, and redemption
price per share			$1.00

Dreyfus Cash Management Plus, Inc. Agency shares (10 billion shares of $.001 par value Common Stock authorized)
Net Assets			$1
Shares outstanding			1
Net asset value, and redemption
price per share			$1.00

* Investments in securities, at cost		$28,910,565	$6,397,982			$35,308,547

(a) Adjustment to reflect the exchange of shares outstanding from Dreyfus Cash Management Plus, Inc.  to Dreyfus Cash Management.

See notes to unaudited pro forma financial statements.

	Dreyfus Cash Management
	Pro Forma Statement of Operations (Unaudited)
	(amounts in thousands)
	Twelve Months Ended January 31, 2011					Dreyfus Cash
						Management
			Dreyfus Cash			Pro Forma
		Dreyfus	Management			Combined
		Cash Management	Plus, Inc.	Adjustments	(a)	(Note 1)

	INVESTMENT INCOME:
	Interest Income	$109,611	$22,454			$132,065

EXPENSES:	Management fee	62,187	12,684			74,871
	Distribution fees	11,648	4,317	$(83)	(a)	15,882
	Custodian fees	981	295	(100)	(a)	1,176
	Shareholder servicing costs	672	278	(120)	(a)	830
	Registration fees	177	231	(180)	(a)	228
	Trustees'/Directors' fees and expenses	129	22	(10)	(a)	141
	Professional fees	89	72	(60)	(a)	101
	Prospectus and shareholders' reports	34	78	(60)	(a)	52
	Miscellaneous	677	97	(50)	(a)	724
	Total Expenses	76,594	18,074	(663)		94,005

	Less-reduction in expenses due to undertaking	(5,173)	(1,362)	663	(b)	(5,872)
	Less-reduction in management fee due to undertaking	-	(3,701)	3,701	(b)	-
	Less- reduction in fees due to earnings credits	-	(8)			(8)
	Net Expenses	71,421	13,003	3,701		88,125

	INVESTMENT INCOME - NET	38,190	9,451	(3,701)		43,940

	NET REALIZED GAIN ON INVESTMENTS	120	391			511

	NET INCREASE (DECREASE) IN NET ASSETS RESULTING
	FROM OPERATIONS ($):	$38,310	$9,842	$(3,701)		$44,451

(a)  Reflects an adjustment to expense primarily due to economies of scale on the combined fund's asset size.
(b)  Reflects the adjustment of the undertaking to be commensurate with that of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Cash Management

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on May 17, 2011, the Board of Trustees of Dreyfus Cash Management (the "Acquiring Fund"), and the Board of Directors of Dreyfus Cash Management Plus, Inc. (the "Fund"), approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Institutional, Agency, Investor, Administrative and Participant shares of the Acquiring Fund (with holders of Service and Select shares of the Fund to receive Participant shares of the Acquiring Fund) equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Shareholders of the Fund will receive shares of the corresponding class of the Acquiring Fund (with holders of Service and Select shares of the Fund to receive Participant shares of the Acquiring Fund) in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on January 31, 2011. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended January 31, 2011.  These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. The fiscal year end is January 31 for the Acquiring Fund and the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on January 31, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the "Act"), which has been determined by the Board of Trustees/Directors to represent the fair value of each fund's investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

All of the investments in each fund are considered Level 2 at January 31, 2011.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the Fund on January 31, 2011 by the net asset value per share of the corresponding class of the Acquiring Fund on January 31, 2011.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on February 1, 2010.  The Dreyfus Corporation will bear the expenses of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.